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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    March 6, 2002

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9210 (Commission File Number)	95-4035997 (IRS Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, CA (Address of principal executive offices)	90024 (Zip Code)

(310) 208-8800
Registrant's telephone number, including area code

Item 5. Other Events

        On March 6, 2002, Occidental Petroleum Corporation commenced a program offering from time to time up to $1,000,000,000 aggregate initial offering price of its Medium-Term Senior Notes, Series C and its Medium-Term Subordinated Notes, Series A (collectively, the "Notes").

        Occidental has previously filed a Registration Statement on Form S-3 (No. 333-82246) in respect of securities including the Notes, which Registration Statement was declared effective by the Securities and Exchange Commission on March 4, 2002. Thereafter, Occidental and Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. entered into the Distribution Agreement dated March 6, 2002, relating to the sale and purchase of the Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

1.1
Distribution Agreement, dated March 6, 2002, among Occidental Petroleum Corporation, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc.

4.1
First Supplemental Indenture, dated March 6, 2002, by and between Occidental Petroleum Corporation and The Bank of New York, including the form of Notes.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

Date: March 7, 2002	By:	/s/ J. R. HAVERT

		Name:	J. R. Havert
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement, dated March 6, 2002, among Occidental Petroleum Corporation, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc.
4.1	First Supplemental Indenture, dated March 6, 2002, by and between Occidental Petroleum Corporation and The Bank of New York, including the form of Notes.

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FORM 8-K
Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX